UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Argent Small Cap Fund

Annual Report
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.argentcapitalfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 888-898-5288, sending an e-mail request to argentcapitalfundsinquiry@argentcapital.com, or by enrolling at www.argentcapitalfunds.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call 888-898-5288 or send an email request to argentcapitalfundsinquiry@argentcapital.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Argent Small Cap Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	6
Sector Allocation of Portfolio Assets	7
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Notice to Shareholders	27
Trustees and Officers	28
Approval of the Investment Advisory Agreement	31
Notice of Privacy Policy and Practices	35

Argent Small Cap Fund
Letter to Shareholders

Dear Shareholders:

After watching markets decline precipitously to end 2018, investors were rewarded in 2019 with a banner year for the domestic equity markets. It was an interesting year for investors as they witnessed the global economy slow, tensions rise on the trade war between the United States and China, the Federal Reserve cut interest rates a handful of times, renewed tensions in the Middle East, and the unemployment rate in the United States reach a fifty year low. The first half of 2019 was marked by outsized returns in the Russell 2000 Index, followed by a 2.4% sell off in the third quarter, and a return to positive gains in the fourth quarter with the Russell 2000 Index advancing almost 10%.

The Argent Small Cap Fund (the “Fund”) Institutional Class participated in the gains the equity markets experienced in 2019 returning 24.52% as of the one-year period ending December 31, 2019. That result trailed the Russell 2000 Index (the Fund’s benchmark) return of 25.52% for the same time period. We are proud that stock selection over the course of the year was a net positive for the Fund. Unfortunately, that was offset by some sector movements that negatively impacted performance. The underweight to the health care sector, and in particular the biotechnology and pharmaceuticals industry group, was a drag on performance. The Fund typically shies away from those types of industries given the binary nature of outcomes. We prefer businesses with a track record of generating above average returns through thoughtful and opportunistic capital allocation. The fund experienced encouraging stock selection results across the energy, financial services, producer durables, technology, and materials & processing sectors. Over the course of 2019, the Fund shifted to investing in businesses that we believe are higher quality in nature. To us, that means companies that have a history of generating returns that are accelerating and in excess of their cost of capital, and are on the path to continue to do so. We favor businesses that have balance sheets that are in good shape and don’t require large amounts of capital to sustain and grow their operations.

Fund review

Contributors to the portfolio for the year included Atkore International Group, Fortinet, and World Fuel Services which all remain current holdings of the portfolio at December 31, 2019.  Atkore is an industrial manufacturing company that operates through two segments that supply products to the construction, health care, alternative power generation, data centers and diversified industrial end markets. Atkore’s management champions what they call Atkore Business Systems- which encompasses people, strategy, and process- to run their business with the ultimate goal of driving portfolio enhancement and margin expansion throughout the company. Atkore was rewarded throughout 2019 for producing operating results well in excess of expectations. Fortinet is a cybersecurity solutions business that caters to the enterprise and small and medium sized business markets. The addressable market for their products is north of $100 billion and a substantial amount of Fortinet’s revenue is recurring in nature. Spending patterns on cybersecurity are well positioned for further growth as it’s viewed as critical in nature in an environment that continues to become more complex and rife

Argent Small Cap Fund

with security threats. Fortinet remains well positioned to benefit from these trends moving forward.  World Fuel Services is a fuel logistics company that provides their customers in the land, marine and aviation markets with help in fuel procurement, supply fulfillment and payment needs. They sit in the middle between suppliers and end users and collect a fee for these services. The global fuel supply chain is very large and highly fragmented, which allows World Fuel the opportunity to grow both organically and via acquisition. During 2019, management opportunistically struck a deal for Universal Weather and Aviation’s fuel business, a transaction that we believe will nicely add to earnings over time.

Detractors to the portfolio for the year included Merit Medical Systems, Carbonite, and Vonage. Merit Medical Systems is a manufacturer of disposable medical devices used in interventional, diagnostic and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. The company has been a consistent acquirer of businesses and has historically done an admirable job of integrating acquired assets. During the summer, management reported softer than expected operating results and also relayed to investors that they would be taking on more lower margin business moving forward, which would negatively impact the company’s profitability profile. As a result, we decided to sell the position. Carbonite is a data protection company that specializes in backup and disaster recovery services. The company was founded with a focus on serving consumers, but that end market became very competitive and management pivoted their strategy towards catering to small and mid-sized businesses. Carbonite went on acquisition spree in order to enter the SMB market. Unfortunately, a few of the larger deals they undertook became an albatross, and the CEO decided to pursue other opportunities in the summer of 2019. We exited our position upon this disappointing confluence of events. Vonage provides cloud communication services for businesses and consumers. Their services transform the way people work and businesses operate through a portfolio of communication solutions that allow internal collaboration among employees, while also keeping companies closely connected with their customers, across any mode of communication, on any closed connected device. Vonage has been in a tricky spot as they rotate their efforts from their declining consumer segment to their growing mid-market and enterprise focused segment. Management’s renewed focus on revenue growth at the expense of cash flow and earnings led us to liquidate our position in late 2019.

Looking ahead

Looking forward into 2020, we believe that our portfolio contains a collection of investments that have attractive valuations and a bright outlook. The equity markets have come a long way over the past year, but we remain optimistic that the setting remains conducive for further economic growth and one where well managed companies can continue to thrive. Interest rates that remain low, persistent consumer confidence, healthy capital markets, and progress on the trade talks front provide a buoyant environment for equities as we start the year. We will continue to spend our time seeking out investments

Argent Small Cap Fund

for inclusion in the portfolio that exhibit good growth prospects, sound capital allocation, and mindful management teams. We believe that these types of companies should be able to prosper, regardless of the economic environment. Thank you for your continued investment in the Argent Small Cap Fund.

Sincerely,

Peter Roy, CFA and Eddie Vigil
Portfolio Managers

Past performance does not guarantee future results. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be proceeded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small-cap companies may involve greater risk than investing in larger companies, including limited liquidity and greater volatility.

The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. It is not possible to invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

Argent Capital Management, Inc. is the adviser to the Argent Small Cap Fund which is distributed by Quasar Distributors, LLC.

Argent Small Cap Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $250,000 Investment
in the Argent Small Cap Fund – Institutional Shares and
Russell 2000® Total Return Index

Annualized Total Return Periods Ended December 31, 2019:
				Since
	One	Five	Ten	Inception
	Year	Year	Year	(7/25/2008)
Argent Small Cap Fund – Institutional Shares(1)(2)	24.52%	6.19%	10.03%	7.88%
Russell 2000® Total Return Index	25.52%	8.23%	11.83%	9.27%

Expense ratios*: Gross 0.92%, Net 0.86% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5288.

This chart illustrates the performance of a hypothetical $250,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through September 28, 2021. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.
(1)	Fund commenced operations on September 28, 2018.
(2)
The performance data quoted for periods prior to September 28, 2018 is that of the Argent Limited Partnership (the ÒPartnershipÓ). The Partnership commenced operations on July 25, 2008. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Argent Small Cap Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS
at December 31, 2019

	Number of
COMMON STOCKS – 98.1%	Shares	Value

Consumer Discretionary – 13.5%
Callaway Golf	151,100	$3,203,320
Clarus Corp.	148,495	2,013,592
Columbia Sportswear Co.	19,500	1,953,705
Johnson Outdoors, Inc.	24,200	1,856,140
Kar Auction Services, Inc.	33,850	737,592
Lindblad Expeditions Holdings, Inc. (a)	95,350	1,558,973
Lithia Motors, Inc. – Class A	13,550	1,991,850
Marcus Corp.	33,850	1,075,415
Skyline Champion Corp. (a)	70,575	2,237,228
		16,627,815
Energy – 2.8%
World Fuel Services	78,650	3,414,983

Financials – 28.4%
B. Riley Financial, Inc.	91,003	2,291,456
Cardtronics, Inc. (a)	67,175	2,999,364
CareTrust REIT, Inc.	59,375	1,224,906
Civista Bancshares, Inc.	51,750	1,242,000
Colliers International Group, Inc. (c)	26,925	2,099,342
Consolidated-Tomoka Land Co.	29,650	1,788,488
Cousins Properties, Inc.	48,581	2,001,537
Federal Agricultural Mortgage Corp.	27,086	2,261,681
First Service Corp. (c)	20,600	1,916,624
OneMain Holdings, Inc.	77,650	3,272,948
RLI Corp.	10,175	915,953
Regional Management Corp. (a)	47,445	1,424,773
Sterling Bancorp	130,150	2,743,562
Summit Financial Group, Inc.	67,378	1,825,270
TCF Financial Corp.	32,215	1,507,662
Tristate Capital Holdings, Inc. (a)	16,440	429,413
Walker & Dunlop, Inc.	37,850	2,448,138
Wintrust Financial Corp.	34,998	2,481,358
		34,874,475

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Number of
COMMON STOCKS – 98.1% (Continued)	Shares	Value

Health Care – 7.4%
BioTelementry, Inc. (a)	27,775	$1,285,983
Globus Medical, Inc. (a)	28,975	1,706,048
Omnicell, Inc. (a)	24,275	1,983,753
PetIQ, Inc. (a)	67,345	1,686,992
Premier, Inc. (a)	65,136	2,467,352
		9,130,128
Information Technology – 18.4%
ACI Worldwide, Inc. (a)	43,250	1,638,526
Alarm.com Holdings, Inc. (a)	21,450	921,707
DIGI International, Inc. (a)	126,275	2,237,593
Diodes Incorporated (a)	39,490	2,226,051
Envestnet, Inc. (a)	25,975	1,808,639
ePlus, Inc. (a)	11,075	933,512
Fortinet, Inc. (a)	34,874	3,723,148
Insight Enterprises, Inc. (a)	28,025	1,969,877
Lumentum Holdings Inc. (a)	33,750	2,676,375
Methode Electronics, Inc.	46,750	1,839,613
Upland Software, Inc. (a)	72,675	2,595,224
		22,570,265
Materials – 6.9%
Gibraltar Industries, Inc. (a)	42,820	2,159,841
Ingevity Corp. (a)	10,250	895,645
UFP Technologies, Inc. (a)	65,022	3,225,741
Universal Forest Products, Inc.	45,300	2,160,810
		8,442,037
Producer Durables – 20.7%
ASGN, Inc. (a)	26,775	1,900,222
Allied Motion Technologies, Inc.	18,342	889,587
Applied Motion Technologies, Inc.	14,200	946,998
Atkore International Group, Inc. (a)	88,525	3,581,721
CECO Environmental Corp. (a)	246,904	1,891,285
Colfax Corp. (a)	71,100	2,586,618
Ducommun Incorporated (a)	36,861	1,862,586

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Number of
COMMON STOCKS – 98.1% (Continued)	Shares	Value

Producer Durables – 20.7% (Continued)
John Bean Technologies Corp.	14,125	$1,591,322
KBR, Inc.	68,225	2,080,862
Marten Transport, Ltd.	72,600	1,560,174
MasTec, Inc. (a)	28,165	1,807,066
Sterling Construction Company, Inc. – Class C (a)	170,045	2,394,234
Universal Logistics Holdings, Inc.	55,875	1,059,390
Willdan Group, Inc. (a)	36,925	1,173,476
		25,325,541
TOTAL COMMON STOCKS
(Cost $97,373,884)		120,385,244

SHORT-TERM INVESTMENTS – 4.3%

Money Market Funds – 4.3%
First American Government Obligations
Fund – Class X, 1.51% (b)	5,256,809	5,256,809
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,256,809)		5,256,809
TOTAL INVESTMENTS
(Cost $102,630,693) – 102.4%		125,642,053
Liabilities in Excess of Other Assets – (2.4)%		(3,004,966)
TOTAL NET ASSETS – 100.0%		$122,637,087

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the fund's 7-day yield as of December 31, 2019.
(c)	U.S traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2019

Assets:
Investments, at value (cost of $102,630,693)	$125,642,053
Cash	—
Receivables:
Fund shares sold	2,418
Dividends and interest	51,403
Prepaid expenses	17,904
Total assets	125,713,778

Liabilities:
Payables:
Securities purchased	2,967,981
Advisory fee	61,804
Administration and fund accounting fees	15,614
Reports to shareholders	2,796
Custody fees	2,290
Trustee fees	2,708
Transfer agent fees and expenses	7,812
Other accrued expenses	15,686
Total liabilities	3,076,691

Net assets	$122,637,087

Net assets consist of:
Paid in capital	$101,614,637
Total distributable earnings	21,022,450
Net assets	$122,637,087

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$122,637,087
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	518,093
Net asset value, offering price and redemption price per share	$236.71

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

Investment income:
Dividends	$1,098,540
Interest	71,323
Total investment income	1,169,863

Expenses:
Investment advisory fees (Note 4)	767,170
Administration and fund accounting fees (Note 4)	86,619
Transfer agent fees and expenses	48,483
Federal and state registration fees	44,257
Legal fees	21,501
Audit fees	15,001
Compliance expense	13,655
Custody fees	12,449
Trustees’ fees and expenses	11,717
Reports to shareholders	4,773
Other	7,916
Total expenses before reimbursement from advisor	1,033,541
Expense reimbursement from advisor (Note 4)	(30,319)
Net expenses	1,003,222
Net investment income	166,641

Realized and unrealized gain (loss):
Net realized loss on transactions from:
Investments	(244,214)
Net change in unrealized gain on:
Investments	24,745,199
Net realized and unrealized gain	24,500,985
Net increase in net assets resulting from operations	$24,667,626

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018*
Operations:
Net investment income (loss)	$166,641	$(75,275)
Net realized loss on investments	(244,214)	(1,257,183)
Net change in unrealized gain (loss) on investments	24,745,199	(34,012,427)
Net increase (decrease) in net assets
resulting from operations	24,667,626	(35,344,885)

Distributions:
Distributable earnings	(176,034)	(494,708)
Total distributable earnings	(176,034)	(494,708)

Capital Share Transactions:
Proceeds from transfer-in-kind	—	138,456,646
Proceeds from shares sold	3,017,128	1,004,800
Proceeds from shares issued to
holders in reinvestment of dividends	60,868	202,182
Cost of shares redeemed	(7,606,098)	(1,150,438)
Net increase (decrease) in net assets from
capital share transactions	(4,528,102)	138,513,190
Total increase in net assets	19,963,490	102,673,597

Net Assets:
Beginning of period	102,673,597	—
End of period	$122,637,087	$102,673,597

Changes in Shares Outstanding:
Shares issued in connection with transfer-in-kind	—	539,346
Shares sold	13,647	4,897
Shares issued to holders
in reinvestment of dividends	259	988
Shares redeemed	(35,189)	(5,855)
Net increase (decrease) in shares outstanding	(21,283)	539,376

*	The Argent Small Cap Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Institutional Shares
		September 28, 2018*
	Year Ended	through
	December 31, 2019	December 31, 2018
Net Asset Value – Beginning of Period	$190.36	$256.71

Income from Investment Operations:
Net investment income/(loss)[1]	0.33	(0.14)
Net realized and unrealized
gain (loss) on investments	46.35	(65.29)
Total from investment operations	46.68	(65.43)

Less Distributions:
Dividends from net investment income	(0.33)	—
Dividends from net realized gains	—	(0.92)
Total distributions	(0.33)	(0.92)

Net Asset Value – End of Period	$236.71	$190.36

Total Return	24.52%	(25.51)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$122,637	$102,674
Ratio of operating expenses
to average net assets:
Before reimbursements	0.88%	0.91%+
After reimbursements	0.85%	0.85%+
Ratio of net investment income (loss)
to average net assets:
Before reimbursements	0.12%	(0.31)%+
After reimbursements	0.15%	(0.25)%+
Portfolio turnover rate	53%	9%^

*	Commencement of operations for Institutional Shares was September 28, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2019

NOTE 1 – ORGANIZATION

The Argent Small Cap Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund acquired the assets of Argent Small Cap Core Fund, LLC, a Missouri Limited Liability Company (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on September 28, 2018. The Fund did not have any operations prior to September 28, 2018 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on September 28, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $138,456,646. The number of shares of the Fund issued in connection with the conversion was 539,346, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $32,278,589.  Argent Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 and 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the most recent fiscal period ended December 31, 2019, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
$16,588	$(16,588)

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

G.
Recent Accounting Pronouncements and Rule Issuances: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2019, was comprised of officers of the Trust. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$16,627,815	$—	$—	$16,627,815
Energy	3,414,983	—	—	3,414,983
Financials	34,874,475	—	—	34,874,475
Health Care	9,130,128	—	—	9,130,128
Information Technology	22,570,265	—	—	22,570,265
Materials	8,442,037	—	—	8,442,037
Producer Durables	25,325,541	—	—	25,325,541
Total Common Stocks	120,385,244	—	—	120,385,244
Short-Term Investments	5,256,809	—	—	5,256,809
Total Investments in Securities	$125,642,053	$—	$—	$125,642,053

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund.  For the fiscal year ended December 31, 2019, the Fund incurred $767,170 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Argent Small Cap Fund
Institutional Shares	0.85%

For the fiscal year ended December 31, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $30,319 for the Fund. The waivers and reimbursements will remain in effect through September 28, 2021 unless terminated sooner by, or with the consent of, the Board.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$17,593	12/31/2021
30,319	12/31/2022
$47,912
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal year ended December 31, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$86,619
Custody	$12,449
Transfer agency(a)	$24,572

(a) Does not include out-of-pocket expenses.

At December 31, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$15,614
Custody	$ 2,290
Transfer agency(a)	$ 4,053

(a) Does not include out-of-pocket expenses.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Argent Small Cap Fund	$60,790,343	$61,888,542

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$102,630,693
Gross unrealized appreciation	25,153,848
Gross unrealized depreciation	(2,142,488)
Net unrealized appreciation	23,011,360
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(1,988,910)
Total accumulated earnings/(losses)	$21,022,450

As of December 31, 2019, the Fund had short-term tax basis capital losses with no expiration date of $1,988,910.

The tax character of distributions paid during the fiscal year ended December 31, 2019 and fiscal period ended December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$176,034	$—
Long-Term Capital Gains	—	494,708
Total	$176,034	$494,708

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Common Stock Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Value-Style Investing Risk:  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Mori & Co. held 61% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Mori & Co. are also owned beneficially.

Argent Small Cap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Argent Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Argent Small Cap Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 28, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of  the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 28, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers and by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2020

Argent Small Cap Fund

EXPENSE EXAMPLE
December 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2019 to December 31, 2019 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Argent Small Cap Fund

EXPENSE EXAMPLE (Continued)
December 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2019	12/31/2019	7/1/2019-12/31/2019(1)
Actual
Institutional Shares	$1,000.00	$1,041.60	$4.37

Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.92	$4.33

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratios of 0.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Argent Small Cap Fund

NOTICE TO SHAREHOLDERS
at December 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5288 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-5288.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-898-5288.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5288 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Argent Small Cap Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R. Schoenike(2)	Trustee and	Distribution Consultant; since	9	None
(Born 1959)	Chairman	2018, President and CEO, Board
	since July 2016	of Managers, Quasar Distributors,
LLC (2013 – 2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	9	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee	Managing Director, Carne	9	Trustee, Madison
(Born 1962)	since July 2016	Global Financial Services (US)		Funds; since 2019
	and Lead	LLC (a provider of independent		(18 portfolios);
	Independent	governance and distribution		Director,
	Trustee	support for the asset management		Guestlogix Inc.
	since May 2017	industry), since 2013.		(a provider of
ancillary-focused
technology to the
travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee	Senior Vice President and Chief	9	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and Anti-Money	HSBC (investment banking company), 2015 – 2017
Laundering Compliance
Officer, since
January 1, 2020

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Alyssa M. Bernard(1)	Secretary,	Assistant Vice President, Compliance and
(Born 1988)	since August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5288.

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 12, 2019 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Argent Small Cap Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Argent Capital Management LLC (“Argent”).  At this meeting, and at the special meeting held on October 28, 2019, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Argent, including Argent’s Form ADV, and other pertinent information.  Based on their evaluation of the information provided as part of the November 12, 2019 and October 28, 2019 meetings, as well as information provided by Argent over the course of the year, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation Advisory Agreement for an additional one-year term.  The Independent Trustees also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the information provided.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Argent to the Fund.  The Board considered the services provided by Argent, including investment and market research, security selection, compliance and Fund marketing, as well as the portfolio management, trading, and proxy voting services.  The Trustees considered the specific responsibilities of Argent in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of John F. Meara, Eduardo Vigil, and Peter Roy, the Fund’s portfolio managers, and other key personnel at Argent involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by Argent in a due diligence questionnaire, including the firm’s experience and a summary of the firm’s compliance program, and Argent’s continuing commitment to the Fund.  The Trustees noted that they had met with Argent in person to discuss Argent’s services to the Fund and various performance, marketing and compliance updates.  The Trustees also noted any services that extended beyond portfolio management, including the firm’s brokerage practices.  The Trustees discussed Argent’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Argent’s compliance program.  The Trustees concluded that Argent had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement,

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

and that the nature, overall quality and extent of the management services provided to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year and since inception periods ended June 30, 2019, including performance of the Fund’s predecessor fund.  In assessing the quality of the portfolio management services delivered by Argent, the investment adviser, the Trustees compared the performance of the Fund, on an absolute basis and in comparison to a relevant index, the Russell 2000 Index.  The Trustees also compared the Fund’s performance to a peer group of U.S. small blend funds (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed small cap core equity accounts of Argent that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund underperformed the Russell 2000 Index for the one-year, three-year, five-year, and since inception periods ended June 30, 2019.  The Trustees further noted that the Fund’s performance was below the Morningstar Peer Group average for the one-year period but outperformed the peer group for the three-year and five-year periods ended June 30, 2019.  The Trustees discuss the factors that accounted for the underperformance of the Fund as discussed with Argent, including the negative contribution from stock selection in the technology, health care, and financial services sectors, and noted that the Fund had solid longer-term absolute performance.  The Trustees reviewed the Fund’s performance relative to Argent’s composite of other separately-managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was in line with the performance of the separately managed accounts.

After considering all of the information, the Trustees concluded the performance of the Fund was satisfactory under applicable market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Argent’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Argent and Argent’s advisory fee, including a review of comparative expense information and other pertinent material with respect to the Argent Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Argent.

The Trustees also considered the overall profitability of Argent, reviewing Argent’s financial information.  The Trustees also examined a profitability analysis prepared by Argent based on the fees payable under the Advisory Agreement.  The Trustees

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

considered information about payments made by Argent to Quasar Distributors, LLC, noting that all marketing and distribution fees were paid by Argent out of its reasonable profits.  The Trustees considered information about payments made by Argent to financial intermediaries, noting that all marketing and distribution fees other than Rule 12b-1 fees payable by Retail Shares were paid by Argent out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 0.65% was below the Morningstar Peer Group average of 0.82%, and fell in the first (lowest) quartile.  The Trustees observed that the Fund’s total expense ratio of 1.20% for Retail Shares fell within the third quartile, and the Fund’s total expense ratio of 0.85% for Institutional Shares fell near the bottom of the first quartile, while the average of 1.08% for the Morningstar Peer Group fell in between, within the third quartile.  The Trustees also compared the fees paid by the Fund to the fees paid by Argent’s separately-managed accounts, noting Argent’s discussion of additional services provided to the Fund that are not provided to separately-managed accounts due to the Fund’s additional regulatory and operational requirements.

The Board noted that, pursuant to a contractual operating expense limitation agreement between Argent and the Fund, Argent has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.85% of the Fund’s average daily net assets, through at least September 28, 2021, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to Argent were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees concluded that Argent’s level of profitability from its relationship with the Fund was reasonable.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but considered that Argent had been waiving fees or reimbursing expenses since the Fund’s inception.  The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Argent and the Fund at the Fund’s current asset level.

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Argent from its association with the Fund. The Trustees concluded that the benefits Argent may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending November 30, 2020, as being in the best interests of the Fund and its shareholders.

Argent Small Cap Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-5288.

Investment Advisor
Argent Capital Management LLC
100 South Brentwood Boulevard, Suite 110
Clayton, MO  63105

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-888-898-5288

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$12,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                   /s/ Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     March 6, 2020

By (Signature and Title)*                   /s/ Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date     March 6, 2020

* Print the name and title of each signing officer under his or her signature.